Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Antoine Maillet-Mezeray, Executive Vice President, Finance & Operations of Jumia Technologies AG, a stock corporation incorporated under the laws of Germany (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.     the Annual Report on Form 20-F of the Company for the year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2026

	By:	/s / Antoine Maillet-Mezeray
Executive Vice President, Finance & Operations and
Member of the Management Board

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.